Exhibit 99.1

Altiris Announces Preliminary Results for Second Quarter 2005

SALT LAKE CITY, July 7, 2005 — Altiris, Inc. (Nasdaq: ATRS) today announced preliminary, unaudited results for the second quarter of 2005.

The Company currently expects total second quarter revenue to be in the range of $45 to $46 million, which is below the previous guidance for revenue in the range of $50 to $53 million. As a result of lower than expected revenue in the quarter, pro forma earnings per share are expected to be in the range of $0.06 to $0.07, which includes a loss of $0.01 per share related to foreign exchange losses. The pro forma earnings per share estimate has been adjusted to exclude the following GAAP items: stock based compensation, amortization of intangible assets related primarily to previous acquisitions and the recent settlement of the Symantec litigation.

Revenue in the quarter was impacted by several factors. First, performance through OEM partner Hewlett Packard was below expectations due to several larger transactions that pushed to future periods. While the Company closed a record number of transactions greater than $100,000, the average size of such transactions declined dramatically, as customers more carefully scrutinized major infrastructure software purchases. Finally, the Company experienced increasing competitive pressures and slower than expected closure rates for newly acquired products.

Despite lower than expected revenue, Altiris had a strong quarter with OEM partner Dell, experienced good growth in revenue from its VAR channel and had a solid contribution from small to medium size business customers.

“While we are disappointed with our revenue performance in the second quarter, we continue to believe that we are well-positioned long-term, based upon our customers continuing desire to reduce the cost and complexity of systems management,” commented Greg Butterfield, chairman and CEO of Altiris. “With anticipated revisions to its sales compensation program, we expect a more modest contribution from HP during the second half of 2005, and we anticipate increased competition from other systems management vendors. Therefore, we are more cautious about our outlook for the remainder of the year.”

“We are performing a detailed review of our business operations and intend to take quick and decisive action to more closely align our operating model and go-to-market strategies with near-term revenue opportunities. We remain focused on maintaining our leadership in IT lifecycle management, supporting customers and partners, as well as delivering the highest value to our shareholders,” concluded Butterfield.

The Company will discuss final second quarter results, operating cost reductions and provide additional guidance for fiscal year 2005 in conjunction with its regular conference call which will be held in early August, 2005.

Conference Call Information

Altiris will host a conference call to discuss preliminary financial results for the second quarter today, July 7, 2005 at 2:00 PM PT. To participate, please dial 800-366-3908. A live webcast of the call will be available from the Investor Relations section of Altiris website at www.altiris.com. For those unable to listen to the live call, a replay of the call will also be available on the Altiris website, or by dialing 800-405-2236 with passcode 11034649.

Pro Forma Financial Measures

In this preliminary earnings release and during our corresponding conference call and Webcast to be broadcast on July 7, 2005 as described above, we use or plan to discuss certain pro forma financial measures, which may be considered non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. We believe that, while these pro forma measures are not a substitute for GAAP results, they provide a basis for evaluating the Company’s cash requirements for ongoing operating activities. We compute pro forma net income by adjusting GAAP net income before taxes for amortization of acquisition-related intellectual property, amortization of other acquired intangible assets such as customer lists and work force and stock-based compensation. In addition, we use a pro-forma tax rate of 35 percent.

About Altiris

Altiris, Inc. is a pioneer of IT lifecycle management software that allows IT organizations to easily manage, secure and service desktops, notebooks, thin clients, handhelds, industry-standard servers, and heterogeneous software including Windows, Linux and UNIX. Altiris automates and simplifies IT projects throughout the life of an asset to reduce the cost and complexity of management. Altiris client and mobile, server, security and IT asset management solutions natively integrate via a common Web-based console and repository. For more information, visit www.altiris.com.

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Altiris is a registered trademark of Altiris, Inc. in the U.S. and in other countries. The other company names or products mentioned are or may be trademarks of their respective owners.

Note on Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements regarding expected revenue and earnings per share results for the second quarter of 2005, expected second quarter revenue contributions from HP, Dell, our VAR channel and our small to medium size business customers, expected revenue contribution from HP during the second half of 2005, anticipated increase in competition from other systems management vendors, our belief that we are well-positioned long term, and our anticipated action to more closely align our operating model and go-to-market strategies with near-term revenue opportunities. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ, including, but not limited to, changes to the preliminary financial results upon completion of our quarterly financial statements and the auditors’ review, including any changes resulting from final revenue recognition and foreign exchange analyses, the impact of fluctuations in our future quarterly revenue and operating results, any deterioration of our relationships with HP, Dell, Fujitsu Siemens Computers, Microsoft and other OEMs, VARs, systems integrators, and direct sales channels, our inability to compete effectively in an increasingly competitive market, disruptions in our business and operations as a result of acquisitions and our failure to successfully integrate acquired businesses and technologies, adverse changes in IT spending trends, our failure to expand our distribution channels and customer base, a general downturn in economic conditions, the length and complexity of our product sales cycle, difficulties and delays in product development, reduced market acceptance of our products and services, our failure to continue to meet the sophisticated and changing needs of our customers, risks inherent in doing business internationally, our inability to implement and maintain adequate internal systems and effective internal control over financial reporting, changes in relevant accounting standards and securities laws and regulations, and such other risks as identified in our Quarterly Report on Form 10-Q for the fiscal period ended March 31, 2005 as filed with the Securities and Exchange Commission and all subsequent filings, which contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward looking statements

Altiris contact: Susan Richards Altiris Inc. 801-805-2783 srichards@altiris.com	Investor Contact: Erica Abrams, Vanessa Lehr The Blueshirt Group for Altiris 415-217-7722 erica@blueshirtgroup.com vanessa@blueshirtgroup.com

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